EXHIBIT 10.01-06                                                  EXECUTION COPY


                                            FIFTH AMENDMENT dated as of February
                                    24, 1997 (this "Fifth Amendment"), to the
                                    Credit Agreement dated as of July 31, 1996
                                    (the "Credit Agreement"), among Firearms
                                    Training Systems, Inc., a Delaware
                                    corporation ("FATS"), the Lenders (as
                                    defined therein) and NationsBank, N.A.
                                    (South), as Agent, Swingline Lender and
                                    Issuing Bank (each as defined therein).


         The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement as provided herein.

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this Fifth Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the "Amended Agreement").

         Accordingly, the parties hereto hereby agree as follows:

         SECTION 1.01. Amendments to Section 5.09. Section 5.09 of the Credit Agreement is hereby amended by (a) the deletion of the phrase "Within 210 days after the Closing Date" and the substitution of the phrase "By March 5, 1997" in lieu thereof and (b) the deletion of the phrase "no earlier than the third anniversary of the Closing Date" and the substitution of the phrase "no earlier than March 5, 1999" in lieu thereof.

         SECTION 1.02. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders, as follows:

                  (a) The representations and warranties set forth in Article III of the Amended Agreement and the representations and warranties of the Borrower and the other Loan Parties set forth in the other Loan Documents are true and correct in all material respects on and as of the date hereof and on and as of the Fifth Amendment Effective Date (as defined below) with the same effect as though made on and as of the date hereof or the Fifth Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects on and as of such earlier date).

                  (b) On the date hereof and on the Fifth Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

                  (c) The execution, delivery and performance by the Borrower of this Fifth Amendment have been duly authorized by the Borrower.

                  (d) This Fifth Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms.

                  (e) The execution, delivery and performance by the Borrower of this Fifth Amendment will not (i) violate, (A) any provision of law, statute, rule or regulation, (B) any provision of the certificate of incorporation or by-laws of the Borrower, (C) any order of any Governmental Authority or (D) any provision of any indenture, agreement or other instrument to which the Borrower or any of the Loan Parties is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any person under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any of the other Loan Parties.

         SECTION 1.03. Effectiveness. This Fifth Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "Fifth Amendment Effective Date"):

                  (a) The Agent shall have received duly executed counterparts of this Fifth Amendment which, when taken together, bear the authorized signatures of the Borrower and the Required Lenders.

                  (b)  The representations and warranties set forth in Section
         1.02 shall be true and correct on and as of the Fifth Amendment Effective Date.

                  (c) The Required Lenders shall have received such other documents, legal opinions, instruments and certificates as they shall reasonably request and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Required Lenders and their counsel. All corporate and other proceedings taken or to be taken in connection with this Fifth Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Required Lenders and their counsel.

         SECTION 1.04. APPLICABLE LAW. THIS FIFTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 1.05. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Agent and the Lenders in connection with the preparation, negotiation, execution, delivery and enforcement of this Fifth Amendment, including, but not limited to, the reasonable fees and disbursements of counsel. The agreement set forth in this Section 1.05 shall survive the termination of this Fifth Amendment and the Amended Agreement.

         SECTION 1.06. Counterparts. This Fifth Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

         SECTION 1.07. Credit Agreement. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent or the other Secured Parties under the Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by such amendment. Except as expressly amended herein, the Amended Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Amended Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Amended Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                                         FIREARMS TRAINING SYSTEMS, INC.

                                         By:  /s/  Robert B. Terry, Jr.
                                            ------------------------------------
                                         Name:    Robert B. Terry, Jr.
                                         Title:   Chief Operating Officer

                                         NATIONSBANK, N.A. (SOUTH), as Agent,
                                         Issuing Bank and Swingline Lender and
                                         as a Lender

                                         By:  /s/  Greg McCrery
                                            ------------------------------------
                                         Name:    Greg McCrery
                                         Title:   Vice President

                                         FIRST BANK NATIONAL ASSOCIATION

                                         By:  /s/  Mark R. Olman
                                            ------------------------------------
                                         Name:    Mark R. Olman
                                         Title:   Vice President

                                         FIRST SOURCE FINANCIAL LLP,
                                         by First Source Financial, Inc., as
                                         Agent/Manager

                                         By:  /s/  Gary L. Francis
                                            ------------------------------------
                                         Name:    Gary L. Francis
                                         Title:   Senior Vice President

                                         BHF-BANK AKTIENGESELLSCHAFT

                                         By:  /s/  Thomas J. Leissl
                                            ------------------------------------
                                         Name:    Thomas J. Leissl
                                         Title:   Vice President

                                         By:  /s/  Evon Contos
                                            ------------------------------------
                                         Name:    Evon Contos
                                         Title:   Vice President

                                         CREDITANSTALT CORPORATE FINANCE, INC.

                                         By: /s/  Carl G. Drake
                                            ------------------------------------
                                         Name:    Carl G. Drake
                                         Title:   Senior Associate

                                         By:  /s/  Robert M. Biringer
                                            ------------------------------------
                                         Name:    Robert M. Biringer
                                         Title:   Executive Vice President